UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                 APRIL 23, 2006

                Date of Report (Date of earliest event reported)


                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


   Michigan                           001-32428                  30-0030900
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following, provisions (see General Instruction A.2 below).

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01  Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

99.1 Press release dated April 27, 2006, regarding change of chief executive officers

99.2 Farquhar Termination Agreement

99.3 Bradshaw Employment Agreement

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 23, 2006, J. Peter Farquhar, then the Registrant's Chief Executive Officer, ceased to act as such. On April 26, 2006, Mr. Farquhar and the Registrant entered into a Termination Agreement, a copy of which is annexed hereto as an exhibit. The Termination Agreement provides that Mr. Farquhar's compensation, partially at a reduced level, will continue until January 31, 2007 and that he will render consulting services until such date. The Registrant agreed to continue its indemnification obligations to Mr. Farquhar as set forth in the Termination Agreement and Mr. Farquhar provided a release to the Registrant as also set forth therein. Reference is made to the text of the Termination Agreement for all of the provisions thereof.

     On April 25, 2005, the Board of Directors of the  Registrant  elected James
W. Bradshaw as a director and Chief Executive Officer of the Registrant. Mr. Bradshaw had until that point been a Vice President of Mechanical Tubing of the Registrant. Mr. Bradshaw is 54 years of age. His term will continue until his successor is elected and qualifies. Mr. Bradshaw had been Vice President of the Registrant from December 2005 until the date of his election. From 2003 until December 2005 Mr. Bradshaw was a consultant with Greybrooke and Associates, Inc., a business advisory firm. From 2002 to 2003, Mr. Bradshaw was President and General Manager of ITC, Inc., a steel wire manufacturing company. From 1998 to mid 2001 Mr. Bradshaw was Vice President-Western Operations and then President of Reeves Southeastern Corp., a fence manufacturing and distribution company.

     Mr. Bradshaw has entered into an Employment Agreement with the Registrant, on April 26, 2005, a copy of which is annexed hereto as an exhibit. The Employment Agreement has a term of two years and then continues from year to year unless terminated by either party. Mr. Bradshaw's base salary is $200,000 a year. Mr. Bradshaw will receive $20,000 of the Registrant's common stock as of the date of commencement of the Employment Agreement and an option to purchase 50,000 shares of common stock under the Registrant's stock option plan. Reference is made to the text of the Termination Agreement for all of the provisions thereof.


Item 9.01  Financial Statements and Exhibits

Exhibit No. Description

99.1 Press release dated April 27, 2006, regarding change of chief executive officers

99.2 Farquhar Termination Agreement

99.3 Bradshaw Employment Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TARPON INDUSTRIES, INC.

Date: April 27, 2006

By: /s/ James W. Bradshaw
-------------------------
James W. Bradshaw, Chief Executive Officer

James W. Bradshaw Named Chief Executive Officer of Tarpon

Industries, Inc; 25 Year Industry Veteran Will Lead Company during Significant Growth Initiative

MARYSVILLE,  Mich.--(BUSINESS  WIRE)--April  27, 2006 Tarpon
Industries, Inc. (AMEX:TPO), a manufacturer and distributor of structural and mechanical steel tubing and engineered steel storage rack systems, today announced that it has named James W. Bradshaw, 54, to the position of Chief Executive Officer and as Chairman of the company's Board of Directors. Mr. Bradshaw succeeds J. Peter Farquhar, who resigned as Chairman and CEO, but will remain as a senior consultant to the company.

James W. Bradshaw is a steel industry veteran with more than 25 years executive management and operations experience. He joined Tarpon Industries in 2005 as Vice President of Mechanical Tubing after heading up several steel tubing and wire manufacturing companies over the past 15 years. From 1992 to 1997, Mr. Bradshaw served as President and COO of American Tube and Pipe, a $120 million steel pipe and tubing company which was purchased by Tyco International Ltd. (NYSE:TYC) in 1997.

"During the time Jim Bradshaw has been with Tarpon, he has distinguished himself as a knowledgeable leader with our employees, our customers, and our business partners," said Michael A. Ard, a member of Tarpon's Board of Directors. "We believe his successful management, operations and industry experience will be invaluable as Tarpon moves into new markets, and continues to grow both organically and through strategic acquisitions."

"Tarpon is positioned to become a formidable player in our industry in a relatively short period of time," said Mr. Bradshaw. "I welcome this challenge to execute our focused strategic plan, lead a solid management and operations group and take advantage of outstanding opportunities in an industry that is ripe for consolidation," he concluded.

"We appreciate the work and leadership Peter Farquhar has provided the company during his tenure as Chairman and Chief Executive Officer," Mr. Ard concluded. "We will continue to rely on his counsel as a senior consultant to the company."

Prior to joining Tarpon, Mr. Bradshaw was a consultant with Greybrooke & Associates, Inc. From 2002 to 2003, he was President and General Manager for International Technical Coating, Inc., a steel wire manufacturing company with more than 130 employees and marquee customers including Home Depot and Lowes. Earlier in his career, he served as General Manager for Wheatland Tube Company, and President for Reeves Southeastern Corporation.

Tarpon will hold a conference call to introduce Mr. Bradshaw to shareholders and the investment community at 10:00 AM. ET on Wednesday, May 3, 2006. Interested parties are invited to listen to the call live, by dialing 877-715-5282, or for international callers, 973-582-2850. Tarpon Industries, Inc. Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. Through an aggressive acquisition-driven business model, the company's mission is to become a larger and more significant manufacturer and distributor of structural and mechanical steel tubing, engineered steel storage rack systems and related products. For more information, please visit Tarpon's website at http://www.tarponind.com .

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

CONTACT: Cameron Associates Paul G. Henning, 212-554-5462 phenning@cameronassociates.com or Alison Ziegler, 212-554-5469 alison@cameronassoc.com

                              TERMINATION AGREEMENT


     Agreement dated 26th day of April, 2006 by and among Tarpon Industries, Inc., a Michigan corporation ("Tarpon"), Eugene Welding Co., a Michigan corporation ("EWCO") and Steelbank Tubular, Inc. a New Brunswick corporation (`Steelbank") (the "Companies") and J. Peter Farquhar ("Mr. Farquhar").

                                    RECITALS

     The Companies and Mr. Farquhar entered into an amended and restated employment agreement dated as of April 15, 2005 (the "Employment Agreement").

     The Companies and Mr. Farquhar have determined to terminate the employment term of the Employment Agreement on the terms and conditions on the terms and conditions set forth herein.

     NOW THEREFORE, is agreed by and among the parties hereto as follows:

     1. Termination. The term of Mr. Farquhar's under the Employment Agreement is terminated as of the close of business on April 23, 2006 (the "Termination Date").

     2. Compensation Under Employment Agreement. All accrued and unpaid compensation under the Employment Agreement to and including the Termination Date shall be promptly paid after the date hereof, including all accrued vacation pay. All expenses incurred by Mr. Farquhar prior to the Termination Date for which customary documentation is received shall be promptly reimbursed to Mr. Farquhar after the date hereof. In addition, Mr. Farquhar will be reimbursed for his travel expenses to Tarpon's headquarters to collect his personal property, including transportation and lodging.

     3. Options. Mr. Farquhar's stock options heretofore issued by Tarpon shall remain exercisable in accordance with their terms.

     4. Resignations. Mr. Farquhar hereby resigns as a director and officer of the Companies effective as of the Termination Date.

     5. Documents and Property. All documents and property of the Companies in Mr. Farquhar's possession shall be promptly delivered to Tarpon after the date hereof by Mr. Farquhar. Mr. Farquhar's personal property at the Companies or in his residence shall be returned to him unless he retrieves the same.

     6. Consultation. Until the end of nine (9) months ("Consulting Period") after the Termination Date, Mr. Farquhar shall make himself reasonably available at reasonable times to consult with management of Tarpon concerning any matters reasonable requested of him. Such consultation may take place by conference telephone call or, if necessary, in person at Tarpon's headquarters, in which event, all expenses related to traveling to, and staying at such headquarters, in addition to other costs he may reasonably incur, shall be paid by Tarpon to Mr. Farquhar. Mr. Farquhar may seek and hold other employment during this period, provided he remains able to perform his duties hereunder and that he does not violate any of the other provisions of this Agreement or provisions of the Employment Agreement referred to herein.

     7. Compensation. Mr. Farquhar shall be entitled to receive, after the Termination Date, a sum equal to the base compensation of Mr. Farquhar during the period ending July 31, 2006, and then a sum equal one-half of the base compensation during the period beginning August 1, 2006 and ending January, 2007 (a total of six months' base compensation from May 1, 2006 to January 31, 2007), which sums shall be paid in installments based on Tarpon's pay period less required deductions. Mr. Farquhar's medical benefits as of the Termination Date, shall be continued by Tarpon under a COBRA election to be made by Mr. Farquhar promptly after the date hereof and will be paid for by Tarpon for a period of six (6) months from the Termination Date. In addition, Mr. Farquhar shall receive a $750 per month car allowance for the period ending October 31, 2006. In the event of Mr. Farquhar's death, all payments, benefits and rights shall be continued for his spouse.

     8. Continuing Covenants. Notwithstanding the termination of the term of employment under the Employment Agreement, Mr. Farquhar shall continue to abide by the terms of Section 6 thereof for a period of nine (9)) months after the Termination Date and shall continue to abide by the provisions of Section 7, 8 and 9 thereof for a period of one year after the Consulting Period, and the same are deemed incorporated herein by reference.

     9. Non-Disparagement. From and after the date hereof, No party shall disparage another party or its subsidiaries, their employees, officers, directors, consultants, counsel, accountants, financial advisors, present or past or do anything to cause the other party or its subsidiaries, their employees, officers, directors, consultants, counsel, accountants, financial advisors, present or past to be cast in a bad light. Notwithstanding the foregoing, a party shall be entitled to (a) respond to all disclosure requirements imposed by law provided it notifies the other party to such effect and gives the other party a reasonable opportunity to oppose the same at its expense and (b) and make such statements as are reasonable and necessary in connection with any proceeding to enforce the terms of this Agreement.

     10. Indemnification. Tarpon agrees to continue its obligations to indemnify Mr. Farquhar in accordance with the Articles of Incorporation and By-laws of Tarpon and applicable Michigan corporate law, for claims arising on or prior to the Termination Date. Further, Tarpon agrees to use reasonable commercial efforts to continue the present level of its director and officer liability insurance for the benefit of Mr. Farquhar for two years after the Termination Date.

     11. Release; Covenant Not To Sue.

     (a) Release.

     (i) In consideration of, and in reliance on the Companies entering into this Agreement and agreeing to the terms and conditions of this Agreement, including the additional compensation provided in Section 7, which Mr. Farquhar acknowledges as being adequate, Mr. Farquhar hereby unconditionally releases and forever discharges the Companies and their divisions, components, employees, officers, directors, shareholders, affiliates, agents, trusts, partnerships, consultants, representatives, attorneys, accountants, financial advisors and their successors and assigns (the "Released Parties") from, and hereby waives, any and all causes of action, suits, damages, claims, demands and liability whatsoever which Mr. Farquhar ever had or now has against any of the Released Parties, directly or indirectly, which is now existing or which may hereafter arise between them, directly or indirectly, by reason of any facts existing on or prior to the date of this Agreement, whether known or unknown, except for the Companies' violation of this Agreement.

     (ii) This release specifically includes, but is not limited to, any and all claims relating to Mr. Farquhar's employment with the Companies and and the termination of such employment, and specifically including (but not limited to) any and all claims for defamation, wrongful discharge or termination, breach of contract, negligence and other tort actions, and/or discrimination, harassment and/or retaliation on account of sex, sexual orientation, race, color, religion, marital status, handicap, height, weight, national origin, or any other classification recognized under the common law of the State of Michigan, local law and/or ordinances, any foreign laws (including the laws of the Provinces of New Brunswick and Ontario, Canada, and any other jurisdiction in which any of the Companies conduct business), and the civil rights statutes, and specifically including any and all claims arising under or in connection with Title VII of the Civil Rights Act of 1964; the Rehabilitation Act of 1973; the Older Workers Benefit Protection Act; the Americans With Disabilities Act; the Family and Medical Leave Act of 1993; the Elliott-Larsen Civil Rights Act; the Michigan
Persons with Disabilities Civil Rights Act; the Michigan Whistleblower's Protection Act; the Fair Labor Standards Act; 42 USC 1981, 1985, 1986, 1988; 29 USC 621; employment standards and human rights legislation of any Canadian Provinces in which the Companies conduct business, any amendments to such statutes, all other federal, state or local laws, (including the laws of the Provinces of New Brunswick and Ontario, Canada, and any other jurisdiction in which any of the Companies conduct business), the common law of the State of Michigan and any other jurisdiction in which any of the Companies conduct business, and any actions based upon injuries on the job.

     (iii) Mr. Farquhar understands and agrees that this is a total and complete release and waiver by Mr. Farquhar of all claims which Mr. Farquhar has or may have against the Released Parties by reason of any facts existing on or prior to the date of this Agreement, both known and unknown, even though there may be facts and consequences of facts which are unknown to Mr. Farquhar and/or the Released Parties. Mr. Farquhar further agrees that he has suffered no work related injury or illness and that he has been properly paid all his past wages and benefits, including overtime earnings and vacation pay as of this date. Mr. Farquhar shall not bring suit or make a claim or charge in any manner with respect to any claim released under this Agreement.

     (b) Covenant Not To Sue; Representation Regarding Known Causes of Action.

     (i) Mr. Farquhar will refrain from commencing any suit, claim or action, or prosecuting any pending action, claim or suit, in law or in equity, against any of the Released Parties on account of any employment related action or cause of action based upon any facts, whether known or unknown, arising out of, or in connection with, Mr. Farquhar's prior employment with the Companies..

     (ii) The Companies hereby represent and warrant that as of the date hereof, to the actual knowledge of the members of the Boards of Directors (excluding Mr. Farquhar) of the Companies without investigation or inquiry, there are no known claims assertable by the Companies against Mr. Farquhar in connection with his involvement with any of the Companies.

     12. Certain Matters.

     (a) Tarpon will advise a person inquiring as to Mr. Farquhar's employment of the dates of such employment and the positions held, and no further information

     (b) Tarpon will provide Mr. Farquhar with drafts of an 8-K report and press release mentioning Mr. Farquhar and give consideration to his comments but shall not be bound by the same.

     (c) If Mr. Farquhar determines to sell any common stock of Tarpon the certificate for which contains a restrictive legend, Tarpon shall remove the same consistent with applicable law, including no sales during blackout periods by officers, directors or controlling shareholders while they are such.

     (d) In addition to his other covenants set forth herein, Mr. Farquhar shall not compete with the Companies for a period of one year from the date hereof, or such longer period as is set forth herein or incorporated by reference.

     13. General. This Agreement and the provisions of the Employment Agreement referred to herein constitute the entire agreement of the parties herein and supercede prior oral or written understandings concerning the subject matter hereof. This Agreement was entered into, and shall be enforced under, the laws of the State of Michigan without regard to conflicts of laws provisions thereof. This instrument sets for the entire agreement of the parties and shall be amended only by a writing signed by the parties. Any notice hereunder shall be given only in writing and shall be deemed given only upon receipt after the same is sent by recognized overnight carrier to the residence of Mr. Farquhar as set forth on Tarpon's records and to the principal office of Tarpon, attention President, which addresses may be changed by either party by notice given in accordance herewith. Any action hereunder shall be brought only in the federal or state courts sitting in the City of Detroit, State of Michigan. The party prevailing shall be entitled to recover its or his reasonable legal fees and expenses from the party not prevailing. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. If any provision of this Agreement shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable to any extent, such provision shall be fully severable, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the Agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

     IN WITNESS THEREOF, the parties have executed this Agreement as of the date first above written.

                                                 Tarpon Industries, Inc.


                                                 By: /s/ Patrick Hook
                                                 --------------------
                                                 Patrick Hook, President


                                                 Eugene Welding Company


                                                 By: /s/ Patrick Hook
                                                 --------------------
                                                 Patrick Hook, President

                                                 Steelbank Tubular, Inc.


                                                 By: /s/ Patrick Hook
                                                 --------------------
                                                 Patrick Hook, President


                                                 By: /s/ J. Peter Farquhar
                                                 -------------------------
                                                 J. Peter Farquhar, individually

                              EMPLOYMENT AGREEMENT


     This Employment Agreement is entered into as of April 26, 2006 between Tarpon Industries, Inc., a Michigan corporation (the
"Company"), and James Bradshaw ("Employee").

     In consideration of the mutual covenants contained in this Agreement, the Company and Employee agree as follows:

     1. Employment.

     During the term of this Agreement (as defined in Section 2), the Company shall employ Employee, and Employee hereby accepts such employment by the Company, in accordance with the terms and conditions set forth in this Agreement.

     (a) Position and Duties. Employee shall serve as Chief Executive Officer of the Company or in such other position with the Company, as the Board of Directors of the Company shall, from time to time, specify. Employee shall perform all duties, services and responsibilities and have such authority and powers for, and on behalf of, the Company as are customary and appropriate for such position designated by, as are established from time to time by, or in accordance with procedures established by, the Company's Board of Directors.

     (b) Performance. Employee shall perform the duties called for under this Agreement to the best of his ability and shall devote an appropriate amount of his business time, energies, efforts and skill to such duties during the term of his employment and shall not accept employment with any other employer or business or engage in any other business of any nature whatsoever, in any capacity whatsoever, unless approved in writing in advance by the Board of Directors of the Company .

     2. Term.

     The term of Employee's employment under this Agreement shall begin on the date of this Agreement shall continue until the second anniversary of the date of this Agreement, at which time it shall continue form year to year thereafter, unless notice of termination is given by either party at least 180 days prior to any one year extension, in any case subject to termination pursuant to Section 4.

     3. Compensation, Expenses and Benefits.

     As full compensation for Employee's performance of his duties pursuant to this Agreement, the Company shall pay Employee during the term of this Agreement, and Employee shall accept as full payment for such performance, the following aggregate amounts and benefits:

     (a) Salary. As salary for Employee's services to be rendered under this Agreement, the Company shall pay Employee (i) an aggregate annual salary of $200,000, such salary to be payable semi-monthly in arrears, or at such other interval, not less frequent than monthly, as the Company shall designate, and
(ii) a grant of $20,000 of the Company's common stock on the date hereof, valued at the closing price on the immediately preceding trading date.

     (b) Business Expenses. The Company shall pay or reimburse Employee for all reasonable, ordinary and necessary travel, entertainment, meals, lodging, and other out-of-pocket expenses incurred by Employee in connection with the Company's businesses, for which Employee submits appropriate receipts and which are consistent with Company policy or have been authorized by the Company's Board of Directors.

     (c) Options. Tarpon will grant Employee an option to purchase 50,000 common shares at the market value on the date hereof, which will be issued pursuant to the Company's Stock Option Plan ("Option Shares"), subject to vesting restrictions determined by the Board of Directors; provided that the vesting of such option shall accelerate so that it becomes 100% exercisable immediately upon termination of Employee's employment under this Agreement by the Company without cause pursuant to Section 4(d).

     (d) Benefits. Employee shall be eligible to participate in all fringe benefits, currently including major medical and dental insurance, a 401(k) plan and other employee benefit plans, applicable to other similar employees of the Company, when and if adopted and made available during the term of this Agreement to employees with similar periods of service, subject to any eligibility or other requirements for participating in such fringe benefits and to the actual existence of the respective plans.

     (e) Indemnification; Directors and Officers Insurance. The Company shall, to the fullest extent authorized or permitted by the Michigan Business Corporation Act, defend, indemnify and hold Employee, his heirs, executors, administrators and other legal representatives, harmless from and against any and all claims, suits, debts, causes of action, proceedings or other actions, at law or in equity, including costs and reasonable attorney fees which any person or entity may have had, now has or may in the future have with respect to Employee's service to the Company as an officer, director, employee or agent thereof. This provision shall survive the termination of this agreement.

     (f) Review. The Company and Employee hereby acknowledge and agree that the parties will review the terms of this Section 3 within six (6) months from the date hereof and engage in discussions regarding possible amendments to this Agreement; provided, however, no party hereto shall be obligated to amend this Agreement at any time.

     (g) Relocation Expenses. Employee shall be reimbursed for his reasonable expenses of relocation to the Company's headquarters, subject to the approval of the Company, which approval will not be unreasonably withheld or delayed.

     (h) Car Allowance. Employee shall be entitled to a car allowance of $400.00 per month.

     4. Termination

     (a) Death. Employee's employment under this Agreement shall terminate immediately upon Employee's death.

     (b) Disability. Employee's employment under this Agreement shall terminate, at the Company's option, immediately upon notice to Employee given after Employee's "total disability", but no earlier than the later of (i) the day after 90 consecutive days during which Employee suffers from a "total disability", and (ii) the day that Employee is eligible to begin receiving disability benefits under the insurance policy or its equivalent. "Total disability" shall mean Employee's physical or mental condition entitling him to disability benefits, after the passage of time, pursuant to the insurance policy, assuming such condition continues, all, if permitted by such insurance policy or its equivalent, as determined by a doctor chosen by the Company and a doctor chosen by Employee, and, if necessary, a doctor mutually chosen by such doctors. Employee shall continue to receive compensation pursuant to Section 3 during the period prior to termination of Employee's employment pursuant to this
Section 4(b), if Employee's employment is not otherwise terminated pursuant to this Agreement, less any disability benefits Employee receives pursuant to the insurance policy with respect to such period. There shall be no such deduction for disability benefits received by Employee if Employee pays the premiums on such disability insurance policy.

     (c) Cause. The Company shall have the right, upon written notice to Employee, to terminate Employee's employment under this Agreement for "Cause." Such termination shall be effective immediately upon Employee's receipt of such written notice. "Cause" means (1) material breach by Employee of this Agreement,
(2) any material breach by Employee of his fiduciary duties to the Company, (3) material failure to perform his duties under this Agreement continuing for 30 days following written notice by the Company of such material failure which notice shall specify the act or omission constituting such material failure, gross neglect, abuse of office amounting to a breach of trust, fraud, any willful violation of any law, rule or regulation (other than traffic violations and similar offenses), which violation shall have a material adverse effect upon the Company, or (4) any act of theft or dishonesty by Employee.

     (d) Without Cause. The Company can terminate this Agreement without cause on thirty (30) days' notice.

     5. Effects of Expiration or Termination

     (a) Expiration  under Section 2 or Termination  under Sections 4(a), (b) or
(c). If this Agreement expires or Employee's employment under this Agreement is terminated pursuant to Sections 4(a), (b) or (c), the Company's obligations under this Agreement, including obligations under Section 3, shall end except for the Company's obligation to: (i) reimburse Employee (or his estate) for all out-of-pocket expenses incurred and unpaid pursuant to Section 3(b) and other benefits actually due pursuant to Sections 3(d), accrued and unpaid through the date of termination; (ii) pay to Employee (or his estate) any salary compensation, pursuant to Sections 3(a), actually earned, accrued and unpaid through the date of termination and (iii) indemnify employee as provided under section 3 (e).

     (b) Termination under Section 4(d). If Employee's employment under this Agreement is terminated by the Company pursuant to Section 4(d), in addition to its obligations under Section 5(a), the Company shall be obligated to pay to Employee an amount equal to aggregate compensation paid to Employee during the twelve (12) month period preceding the effective date of such termination ("General Severance Payment"). Such General Severance Payment shall be payable in equal installments over a period of twelve (12) months beginning on the effective date of such termination. During such twelve (12) month period, Employee shall continue his medical and dental benefits set forth in Section 3(d) and the Company shall pay the premiums related thereto.

     (c) Rights and Obligations. Termination of Employee's employment under this Agreement for any reason shall not affect any party's rights and obligations under Sections 3 (subject to the limitations set forth in Sections 5(a) and (b)), 5, 7, 8, 9, 10 and 11, such rights and obligations shall continue and survive the termination of Employee's employment and this Agreement.

     6. Conflicts of Interest.

     While employed by the Company, Employee shall not, directly or indirectly:

     (i) participate in any way in the benefits of transactions between the Company, its subsidiaries and their suppliers or customers, or have personal financial transactions with the Company or its subsidiaries' suppliers or customers, including, without limitation, having a financial interest in the Company's or its subsidiaries' suppliers or customers, or making loans to, or receiving loans from, the Company's or its subsidiaries' suppliers or customers;

     (ii) realize a personal gain or advantage from a transaction in which the Company or its subsidiaries have an interest or use information obtained in connection with Employee's employment with the Company for Employee's personal advantage or gain; or

     (ii) accept any offer to serve as an officer, director, partner, consultant, agent or manager with, or to be employed in a sales or technical capacity by, a person or entity which does business with the Company or its subsidiaries.

     7. Solicitation of Employees and Consultants.

     Upon expiration of this Agreement or termination of Employee's employment with the Company under this Agreement, with or without cause, by either the Company or Employee, Employee shall not for a period of one year following the date of such termination, directly or indirectly:

     (i) solicit or attempt to hire any person who is then employed by, or is a consultant to, the Company or its subsidiaries or who, to Employee's knowledge, was employed by, or was a consultant to, the Company or its subsidiaries at any time during the year before the termination of Employee's employment with the Company under this Agreement; or

     (ii) encourage any such person to terminate his or her employment or consultation with the Company or its subsidiaries.

     8. Covenant Not to Compete.

     During the term of Employee's employment under this Agreement and for a period of one year following expiration of this Agreement or the termination of Employee's employment with the Company under this Agreement, Employee shall not, directly or indirectly, himself, or through or for an individual, person or entity wherever located:

     (i) engage in any activities, perform any services in connection with any products, or sell any products, which are similar to the activities or services performed by, or products sold by, the Company or its subsidiaries during the term of Employee's employment under this Agreement; or

     (ii) be employed by, consult with, own any capital stock of, or have any financial interest of any kind in, any individual, person or entity, wherever located, which conducts a business reasonably similar to the Company's or its subsidiaries' business; provided that Employee may own, for investment purposes only, up to 3% of the stock of any such publicly traded company whose stock is either listed on a national stock exchange or on The Nasdaq National Market (if Employee is not otherwise affiliated with such business).

     9. Solicitation of Company Customers.

     Upon expiration of this Agreement or termination of Employee's employment with the Company under this Agreement, with or without cause, by either the Company or Employee, Employee shall not, directly or indirectly, at any time within one year after the date of such termination, solicit any entity that, to Employee's knowledge, was a customer of the Company or its subsidiaries within the year before the date of such termination, to perform services or supply products for such customer of a similar nature to those services performed or products provided by the Company or its subsidiaries to such customer during the term of such employment under this Agreement.

     10. Return of Documents.

     Upon expiration of this Agreement or termination of Employee's employment with the Company for any reason, all documents, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, diaries, records, customer lists, notebooks, and similar repositories of or containing confidential information, including all copies thereof, then in Employee's possession or control, whether prepared by Employee or others, shall be left with, or forthwith returned by Employee to, the Company.

     11. Company' Remedies.

     Employee acknowledges and agrees that the covenants and undertakings contained in Sections 1(b), 6, 7, 8, 9 and 10 of this Agreement relate to matters which are of a special, unique and extraordinary character and that a violation of any of the terms of such Sections will cause irreparable injury to the Company and its subsidiaries, the amount of which will be difficult, if not impossible, to estimate or determine and which cannot be adequately compensated. Therefore, Employee agrees that the Company, in addition to any other available remedies under applicable law, shall be entitled, as a matter of course, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any such terms by Employee and such other persons as the court shall order.

     12. Employee's Remedies.

     Employee's remedy against the Company for breach of this Agreement is the collection of any compensation due him as provided in Section 3 and such other remedies available to Employee under law or in equity.

     13. Assignment.

     The Company shall not be required to make any payment under this Agreement to any assignee or creditor of Employee, other than to Employee's legal representative or his estate on death or disability. Employee's obligations under this Agreement are personal and may not be assigned, delegated or transferred in any manner and any attempt to do so shall be void. Employee, or his legal representative, shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any right of Employee under this Agreement. The Company may assign this Agreement without Employee's consent to any successor to the Company' business. This Agreement shall be binding upon, and shall inure to the benefit of, the Company, Employee and their permitted successors and assigns.

     14. Company' Obligations Unfunded.

     Except for any benefits under any benefit plan of the Company that are required by law or by express agreement to be funded, it is understood that the Company' obligations under this Agreement are not funded, and it is agreed that the Company shall not be required to set aside or escrow any monies in advance of the due date of the payment of such monies to Employee.

     15. Notices.

     (a) To Employee. Any notice to be given under this Agreement by the Company to Employee shall be deemed to be given if delivered to Employee in person or three business days after mailed to him by certified or registered mail, postage prepaid, return receipt requested, to:

                               James Bradshaw
                               ______________
                               ______________

or at such other address as Employee shall have advised the Company in writing.

     (b) To the Company. Any notice to be given by Employee to the Company shall be deemed to be given three business days after mailed by certified or registered mail, postage prepaid, return receipt requested, to:

                               Tarpon Industries, Inc.
                               2420 Wills St.
                               Marysville, MI 48040

                               With a copy to:

                               Stuart M. Sieger, Esq.
                               Ruskin Moscou Faltischek, P.C.
                               1425 Reckson Plaza
                               East Tower, 15th Floor
                               Uniondale, NY  11556

or at such other address as the Company shall have advised Employee in writing.

     16. Amendments.

     This Agreement shall not be amended, in whole or in part, except by an agreement in writing signed by the Company and Employee.

     17. Entire Agreement.

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and all prior agreements or understandings, oral or written, are merged in this Agreement and are of no further force or effect. The parties acknowledge that they are not relying on any representations, express or implied, oral or written, (relating to any aspect of Employee's current or future employment or otherwise), except for those stated in this Agreement. Employee further acknowledges that his sole rights and remedies with respect to any aspect of his employment or termination of his employment are provided for in this Agreement.

     18. Captions.

     The captions of this Agreement are included for convenience only and shall not affect the construction of any provision of this Agreement.

     19. Governing Law and Forum.

     This Agreement, its construction, and the determination of any rights, duties or remedies of the parties arising out of or relating to this Agreement, shall be governed by, and interpreted in accordance with, the laws of the state of Michigan, except for any provisions of Michigan law which direct the application of other states' laws, and except that if any provision of this Agreement would be illegal, void, invalid or unenforceable under such Michigan laws, then the laws of such other jurisdiction which would render such provisions valid and enforceable shall govern so far as is necessary to sustain the validity and enforceability of the terms of this Agreement. Each party consents to be subject to personal jurisdiction of the courts of Michigan, and any lawsuit or other court action or proceeding relating to, or arising out of, this Agreement or Employee's employment with the Company shall be instituted only in the state or federal court of proper jurisdiction in the state of Michigan and those courts shall have exclusive jurisdiction over any case or controversy arising out of or relating to this Agreement.

     20. Severability.

     All provisions, agreements, and covenants contained in this Agreement are severable, and in the event any of them shall be held to be illegal, void or invalid by any competent court or under any applicable law, such provision shall be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement shall not in any way be affected or impaired, but shall remain binding in accordance with their terms.

     21. No Waiver.

     No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom enforcement of the waiver is sought. The waiver by either party of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     22. Consultation with Counsel.

     Employee acknowledges that he has been given the opportunity to consult with his personal legal counsel concerning all aspects of this Agreement and the Company have urged Employee to so consult with such counsel.

     23. No Conflicts.

     Employee represents and warrants that his execution, delivery and performance of this Agreement will not (i) constitute a breach or violation of any agreement or arrangement to which he is a party or by which the is bound;
(ii) constitute a violation of any order, judgment or decree to which he is a party; or (iii) require the consent of any third party.

     IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the date and year first above written.

                                                    Tarpon Industries, Inc.

                                                    By: /s/ Patrick Hook
                                                    --------------------
                                                    Patrick Hook, President



                                                    /s/ James W. Bradshaw
                                                    ---------------------
                                                    James Bradshaw, individually